UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 284 Waltham, MA (Address of principal executive offices)

02451
(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 20, 2017, Minerva Neurosciences, Inc. (the “Company”) issued a press release providing additional details from the Company’s Phase IIb clinical trial of MIN-101. A copy of the above referenced press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The Company is also filing as Exhibit 99.2 to this Current Report on Form 8-K an updated slide to be used in its Corporate Presentation.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated January 20, 2017

99.2	Corporate Presentation slide

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Mark S. Levine
Name:	Mark S. Levine
Title:	Senior Vice President, General Counsel and Secretary

Date:    January 20, 2017

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release of the Company dated January 20, 2017

99.2	Corporate Presentation slide